EXHIBIT 10.1.1


                        AMENDMENT TO PURCHASE AGREEMENT

               BY AND AMONG BLUE CHIP/DATALINC CORPORATION, ICN,

                 JOHN KOLENDA, MARK GIANINNI AND DATALINC, LTD.

                            dated September 1, 1993

















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                         AMENDMENT TO PURCHASE AGREEMENT


     THIS AMENDMENT TO PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this lst day of September, 1993 by and among BLUE CHIP/DATALINC CORPORATION, an Ohio corporation (the "Purchaser"), INTEGRATED COMMUNICATION NETWORKS, INC., a Florida corporation ("ICN"), JOHN F. KOLENDA, an individual ("Kolenda"), MARK J. GIANINNI, an individual ("Gianinni," and together with Kolenda, the "Shareholders"), and DATALINC, LTD., a Florida limited partnership (the "Partnership"), under the following circumstances:

     WHEREAS, pursuant to a Purchase Agreement dated as of April 30, 1993 among the Purchaser, the Partnership, ICN and the Shareholders (the "Agreement"), the Purchaser purchased from the Partnership one hundred eighty (180) of the Partnership's Series 300 Limited Partnership Units (the "First Purchaser Units"); and

     WHEREAS, pursuant to a Purchase Agreement of even date herewith among the Purchaser, the Partnership, ICN and the Shareholders (the "Additional Agreement"), the Purchaser is purchasing from the Partnership an additional two hundred (200) of the Partnership's Series 300 Limited Partnership Units (the "Additional Purchaser Units"); and

     WHEREAS, it is a condition to the entering into of the Additional Agreement that the parties shall have entered into this Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereby agree as follows:

     1. Escrow agent and escrow agreement. The "Escrow Agent" under the Agreement shall be Star Bank, National Association, and Exhibit A to the Agreement is hereby deleted and replaced with Exhibit A attached hereto, which hereupon shall be deemed Exhibit A to the Agreement.

     2. Purchaser units. The term "Purchaser Units" as used in Paragraphs 2(b), 2(d), 2(e), 5(a), 5(b), 5(c), 5(e), 7(a), 7(b) and 7(d) of the Agreement shall hereupon be deemed to refer to the First Purchaser Units and the Additional Purchaser Units.

     3. Rate of return. The phrases "Rate of Return on its investment in all of the Purchaser Units" and "Rate of Return on its investment in all of the Partnership Units" as used in Paragraph 2(d) of the Agreement shall be deemed to refer to the Rate of Return on the Purchaser's investment in all of the First Purchaser Units and the Rate of Return on the Purchaser's investment in all of the Additional Purchaser Units. "Rate of Return" for purposes of the Agreement shall be calculated in the case of each Purchaser Unit from the date of purchase thereof to the date of transfer thereof, whether to ICN as provided in the Agreement or to any other transferee thereof.

     4. Cessation of Escrow Deposits. Paragraph 2(h) of the Agreement is hereby deleted in its entirety and replaced with the following, which hereupon shall be deemed Paragraph 2(h) of the Agreement:





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          (h) Cessation of Escrow  Deposits.  The  Partnership  may cease making deposits into the Escrow Account at such time, if any, as (i) on or prior to December 31, 1994, the sum of the balance of the Escrow Account plus the amount of the Receipts is equal to or greater than Five Million Dollars ($5,000,000), (ii) on or prior to December 31, 1995, the sum of the balance of the Escrow Account plus the amount of the Receipts is equal to or greater than Five Million Two Hundred Thousand Dollars ($5,200,000), or
     (iii) on or prior to December 31, 1996, the sum of the balance of the Escrow Account plus the amount of the Receipts is equal to or greater than Five Million Four Hundred Thousand Dollars ($5,400,000).

     5. Transfer of Units. The following paragraph is hereby added to the Agreement as Paragraph 2(i) thereof:

          (i) Transfer of Units. When any Purchaser Units are required to be transferred by the Purchaser to ICN pursuant to this Paragraph 2, the Purchaser shall have the option of transferring either First Purchaser Units or Additional Purchaser Units, or any combination thereof.

     6. Timing of Election of ICN Board. Paragraph 3(a) of the Agreement is hereby amended to provide that the five (5) person Board of Directors of ICN required thereunder shall have been elected prior to the execution of the Additional Agreement rather than within the time periods provided in the second sentence of Paragraph 3(a) of the Agreement, and to that end the second sentence of Paragraph 3(a) of the Agreement is hereby deleted in its entirety.

     7. Expansion of ICN Board. The following paragraph is hereby added to the Agreement as Paragraph 3(b) thereof:

          (b) Expansion of Board. In the event that the Board of Directors of ICN is increased to more than five (5) persons, at least one of such additional Directors shall be an individual nominated by the Purchaser.

     In  connection  therewith,  subparagraph  11(b)"  of  Paragraph  3  of  the
Agreement entitled "Further Assurances" is hereby re-lettered to become subparagraph 11(c)", the references therein to "Paragraph 3(a)" shall be deemed references to "Paragraph 311, and clause (iv) therein is hereby deleted in its entirety and replaced with the following, which hereupon shall be deemed clause
(iv) therein:

          (iv) amend the Articles of Incorporation of ICN to provide for the election of the Board of Directors of ICN as required under Paragraphs 3(a) and 3(b) above.

     8. Compliance With Partnership Agreement. The phrase "to ICN or either of the Shareholders" contained in Paragraph 5(e) of the Agreement is hereby deleted and replaced with the phrase "to a Third Party".

     9. Transfer of Units to Third Parties. The following paragraph is hereby added to the Agreement as Paragraph 5(f) thereof:(f) Transfer of Units to Third Parties. When any Purchaser Units are to be transferred by the Purchaser to a Third Party pursuant to this Paragraph 5, the Purchaser shall have the option of transferring either First Purchaser Units or Additional Purchaser Units, or any combination thereof.




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     10. Insurance.  Without  limitation on the generality of anything contained in Paragraph 6 of the Agreement, prior to the execution of the Additional Agreement, the Shareholders shall cause the Board of Directors of ICN to adopt a resolution, as general partner of the Partnership, to the effect that the Partnership shall not, without the prior written consent of the Purchaser, cause or permit such policies to be cancelled or revoked, the amount of such policies to be reduced, or the beneficiaries of such policies to be any person or entity other than the Partnership.

     11. Related Activity. The term "Related Business" as used in Paragraphs 8(b)(ii)(A) and 8(b)(ii)(B)of the Agreement is hereby deleted and replaced with the term "Related Activity".

     12. "With Cause" Defined. Paragraph 8(d) of the Agreement is hereby deleted in its entirety and replaced with the following, which hereupon shall be deemed Paragraph 8(d) of the Agreement:

          (d) "With Cause" Defined. If the Partnership or ICN shall have terminated the employment of either of the Shareholders by reason of such Shareholder at any time materially neglecting or refusing to perform the duties of his employment, failing to devote his full employment time, in the case of Gianinni, and approximately seventy-five percent (75%) of his employment time, in the case of Kolenda, and best efforts to the business of the Partnership or ICN, as the case may be, being guilty of misconduct in connection with the business of the Partnership or ICN, as the case may be, or becoming physically or mentally incapable of reasonably performing the duties of his employment for a continuous period of ninety (90) days, then such termination shall be deemed "with cause."

     13. Remedies. The first sentence of Paragraph 12(i) of the Agreement is hereby amended to include Paragraph 3(b) among the Paragraphs listed therein.

     14. Full Force and Effect. The Agreement shall remain in full force and effect as amended hereby.

     15. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

        BLUE CHIP/DATALINC CORPORATION


             s/s Z. Del Patterson
        By: _____________________________

        Title:   President









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        INTEGRATED COMMUNICATION NETWORKS, INC.

             s/s Mark Gianinni
        By: ______________________________

        Title:  President


             s/s John F. Kolenda
            _______________________________
             JOHN F. KOLENDA


             s/s Mark J. Gianinni
            ________________________________
             MARK J. GIANINNI



        DATALINC, LTD.

        By: Integrated Communication Networks, Inc., its General Partner

              s/s John F. Kolenda
        By: _______________________

        Title: Chairman





Amend(2).Pur

























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                                 EXHIBIT A

                             ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of this ist day of September, 1993, by and among BLUE CHIP/DATALINC CORPORATION, an Ohio corporation whose address is 221 East Fourth Street, Cincinnati, Ohio 45202 (the "Purchaser"), INTEGRATED COMMUNICATION NETWORKS, INC., a Florida corporation whose address is 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("ICNII), DATALINC, LTD., a Florida limited partnership whose address is 1641 Commerce Avenue North, St. Petersburg, Florida 33716 (the "Partnership"), JOHN F. KOLENDA, an individual with a mailing address at 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("Kolendall), MARK J. GIANINNI, an individual with a mailing address at 1641 Commerce Avenue North, St. Petersburg, Florida 33716 ("Gianinni," and together with Kolenda, the "Shareholders"), and STAR BANK, NATIONAL ASSOCIATION, a national banking association whose address is 425 Walnut Street, Cincinnati, Ohio 45202 (the "Escrow Agent"), under the following circumstances:

     WHEREAS, the Partnership has agreed to sell certain of its limited partnership units to the Purchaser pursuant to and subject to the terms and conditions set forth in the Purchage Agreement dated as of April 30, 1993 among the Purchaser, the Partnership, ICN and the Shareholders (the "First Purchase Agreement") and the Subscription Agreement dated as of April 30, 1993 between the Purchaser and the Partnership (the "First Subscription Agreement"); and

     WHEREAS, the Partnership has agreed to sell certain additional limited partnership units to the Purchaser pursuant to and subject to the terms and conditions set forth in the Purchase Agreement dated as of September 1, 1993 among the Purchaser, the Partnership, ICN and the Shareholders (the "Additional Purchase Agreement," and together with the First Purchase Agreement, the "Purchase Agreements") and the Subscription Agreement dated as of September 1, 1993 between the Purchaser and the Partnership (the "Additional Subscription
Agreement," and together with the First Subscription Agreement, the "Subscription Agreements"); and

     WHEREAS, pursuant to Paragraph 2 of each of the Purchase Agreements, certain funds are required to be deposited into an escrow account; and

     WHEREAS, the Purchaser, ICN, the Partnership and the Shareholders desire to enter into this Agreement with the Escrow Agent in order to establish the escrow account required under Paragraph 2 of each of the Purchase Agreements.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties hereby agree as follows:

     1. Deposits With Escrow Agent. Immediately upon receipt thereof, the Partnership shall deposit with the Escrow Agent all Distributions (as defined in the Partnership's Amended Agreement of Limited Partnership dated as of January 1, 1993) which ICN would otherwise be entitled to receive from the Partnership, less the amount estimated by the Shareholders to be necessary to be paid in dividends to the Shareholders in order to meet the Shareholders' income tax liabilities with respect to earnings of ICN being attributed to the Shareholders as a result of ICN's election to be treated as a Subchapter S Corporation including without limitation interest on funds deposited with the Escrow Agent


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(the "Tax  Amount")  for the year during which the  applicable  deposit is being made, and ICN shall deposit with the Escrow Agent all amounts which it is entitled to receive from the sale of any portion of its interest in the Partnership.

     2. Escrow Account. The Escrow Agent shall hold all funds deposited with it pursuant to this Agreement (the "Escrowed Funds") in an interest-bearing account (the "Escrow Account"). All interest accumulated thereon shall be added to the Escrowed Funds and be deemed Escrowed Funds for purposes of this Agreement. Any and all income or other tax liabilities with respect to the Escrow Account shall be the responsibility of ICN, and the Purchaser shall have no responsibility or liability. therefor.

     3. Certain Conditions. Within thirty (30) days after the earliest to occur of (I) December 31, 1996, (II) the date on which all of the Units of the Partnership have been sold pursuant to a sale of the business of the Partnership, or (III) the date on which the Partnership's assets have been liquidated (the "Target Date"), the Purchaser shall provide to the Escrow Agent, ICN and the Partnership a certification as to whether or not any of the following conditions have been satisfied on or prior to the Target Date:

          (i) The Purchaser has received cash Distributions from the Partnership with respect to the Series 300 Limited Partnership Units of the Partnership which the Purchaser has purchased pursuant to the First Purchase Agreement and the First Subscription Agreement (the "First Purchaser Units"), cash Distributions from the Partnership with respect to the Series 300 Limited Partnership Units of the Partnership which the Purchaser has purchased pursuant to the Additional Purchase Agreement and the Additional Subscription Agreement (the "Additional Purchaser Units," and together with the First Purchaser Units, the "Purchaser Units"), and/or cash proceeds from the sale of Purchaser Units in an amount equal to at least three (3) times the amount of cash paid by the Purchaser for the Purchaser Units (the "Purchaser's Investment");

          (ii) Either all or substantially all of the Partnership's assets or all Units in the Partnership have beensold and the Purchaser has received in exchange for the Purchaser Units (net of any Partnership liabilities retained by the Purchaser and any reasonable costs of sale incurred by the Purchaser) either (A) cash in an amount equal to at least three (3) times the amount of the Purchaser's Investment or (B) securities for which there is a liquid market, and which may be freely sold by the Purchaser without restriction on the amount or manner of sale under applicable securities laws or agreement, with a market value as determined in good faith, and assuming sale within a period of not more than four (4) weeks, by the majority vote of the Board of Directors of ICN (excluding the vote of the Director nominated by the Purchaser) equal to at least three (3) times the amount of the Purchaser's Investment; or

          (iii) The Purchaser has received cash Distributions from the Partnership with respect to the Purchaser Units and/or net cash proceeds from the sale of Purchaser Units in an amount equal to at least two (2) times the amount of the Purchaser's Investment and either (A) the Partnership (or any successor thereto) has completed a public offering of its equity securities and the total market value of the equity securities of the Partnership (or such successor) owned by the Purchaser as of the Target Date, and which may be freely sold by the Purchaser without


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     restriction  on the  amount or manner of sale under  applicable  securities laws or agreement, as determined in good faith by the Purchaser, is at least equal to the amount of the Purchaser's Investment or (B) the Purchaser Units then owned by the Purchaser are, in the Purchaser's sole opinion exercised in a reasonable manner, readily salable (subject to compliance with applicable securities laws) in a transaction in which the net proceeds of such sale would equal at least the amount of the Purchaser's Investment.

     4. Satisfaction of Conditions. In the event that the Purchaser has certified to the Escrow Agent that a condition set forth in Paragraph 3 above has been satisfied on or prior to the Target Date, the Escrow Agent shall release all of the Escrowed Funds to ICN, and the Escrow Account shall be closed.

     5. Failure to Satisfy Conditions. In the event that the Purchaser has certified to the Escrow Agent that none of the conditions set forth in Paragraph 3 above have been satisfied on or prior to the Target Date, the Escrow Agent shall, as soon as possible after receipt of the Purchaser's certification, notify the Purchaser, ICN and the Partnership of the balance of the Escrow Account as of the Target Date (the "Target Date Balance Notice"), and:

          (a) Target Date Escrowed Funds Sufficient to Provide Rate of Return. In the event that the Escrowed Funds as reflected in the Target Date Balance Notice are in an amount sufficient, when added to the amount of cash Distributions received by the Purchaser with respect to the Purchaser Units and the amount of net cash proceeds received by the Purchaser from the sale of Purchaser Units (the "Receipts"), to provide the Purchaser with a weighted average thirty-five percent (35%) per annum internal rate of return as calculated by the Purchaser (the "Rate of Return") on its investment in all of the First Purchaser Units and the Rate of Return on its investment in all of the Additional Purchaser Units ("Rate of Return" for purposes of this Agreement shall be calculated in the case of each Purchaser Unit from the date of purchase thereof to the date of transfer thereof, whether to ICN as hereinafter provided or to any other transferee thereof), the Purchaser, at its option, may certify to the Escrow Agent, the Partnership and ICN the amount which is sufficient, when added to the Receipts, to provide the Purchaser with the Rate of Return on its investment in all of the First Purchaser Units and the Rate of Return on its investment in all of the Additional Purchaser Units, and direct the Escrow Agent to release such amount to the Purchaser from the Escrowed Funds. Upon receipt from the Purchaser of such certification and direction, the Escrow Agent shall release such amount of the Escrowed Funds to the Purchaser and release all remaining Escrowed Funds, if any, to ICN, and the Escrow Account shall be closed; provided, however, that if the Purchaser does not provide such certification and direction to the Escrow Agent within thirty (30) days after receipt of the Target Date Balance Notice, then the Escrow Agent shall release all Escrowed Funds to ICN, and the Escrow Account shall be closed.

          (b) Target Date Escrowed Funds Insufficient to Provide Rate of Return. In the event that the Escrowed Funds as reflected in the Target Date Balance Notice are not in an amount sufficient, when added to the Receipts, to provide the Purchaser with the Rate of Return on its investment in all of the First Purchaser Units and the Rate of Return on its investment in all of the Additional Purchaser Units, if the Target Date resulted from the


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     sale  of all of the  Units  in the  Partnership  pursuant  to a sale of the business of the Partnership or liquidation of the Partnership's assets, then the Purchaser shall direct the Escrow Agent to release all of the Escrowed Funds to the Purchaser. Upon receipt of such direction from the Purchaser, the Escrow Agent shall release all of the Escrowed Funds to the Purchaser, and the Escrow Account shall be closed. If the Target Date did not result from either of those events, the Purchaser shall determine the number of Purchaser Units, considered in the order of purchase, with respect to which there are Escrowed Funds sufficient in amount, when added to the Receipts, to provide the Purchaser with the Rate of Return (the "Original Number"). If the original Number is less than ten (10), the Escrowed Funds shall remain in the Escrow Account. If the Original Number is ten (10) or more, the Purchaser shall so certify to the Escrow Agent, ICN and the Partnership and the Purchaser, at its option, may certify to the Escrow Agent, the Partnership and ICN the amount of the Escrowed Funds which are sufficient, when added to the Receipts, to provide the Purchaser with the Rate of Return on the number of Purchaser Units, considered in the order of purchase, which is a multiple of ten (10) and is closest to, but not greater than, the original Number (the "Original Satisfied Units") and direct the Escrow Agent to release such amount to the Purchaser. Upon receipt of such certification and direction from the Purchaser, the Escrow Agent shall release such amount of the Escrowed Funds to the Purchaser, and any Escrowed Funds then remaining in the Escrow Account shall continue to be held in the Escrow Account; provided, however, that if the Original Number is ten (10) or more and the Purchaser does not provide such certification and direction to the Escrow Agent within thirty (30) days after receipt of the Target Date Balance Notice, then the Escrow Agent shall release all of the Escrowed Funds to ICN, and the Escrow Account shall be closed.

          (c) Continuance of Escrow. Unless the Escrow Account has been closed as described in Paragraphs 5(a) and (b) above, the Partnership shall continue to deposit with the Escrow Agent all Distributions which ICN would otherwise be entitled to receive from the Partnership, less the Tax Amount as estimated by the Shareholders for the year during which the applicable deposit is being made, and ICN shall continue to deposit with the Escrow Agent any amounts which it is entitled to receive from the sale of any portion of its interest in the Partnership, until such time as the Purchaser has received the Rate of Return on its investment in all of the First Purchaser Units and the Rate of Return on its investment in all of the Additional Purchaser Units or the Escrow Account has been closed in accordance with this Paragraph 5(c), whichever first occurs. As soon as possible after the end of each month after the Target Date, the Escrow Agent shall notify the Purchaser, the Partnership and ICN of the balance of the Escrow Account as of the end of such month (the "Monthly Balance Notice"), and after receipt of each Monthly Balance Notice, the Purchaser shall determine the number of Purchaser Units, considered in the order of purchase, with respect to which there are Escrowed Funds sufficient in amount, when added to the Receipts, to provide the Purchaser with the Rate of Return (the "Monthly Number"). Each month until such time as the Purchaser owns less than ten (10) Purchaser Units, if the Monthly Number is less than ten (10), the Escrowed Funds shall remain in the Escrow Account. If the Monthly Number is ten (10) or more, the Purchaser shall so certify to the Escrow Agent, ICN and the Partnership, and the Purchaser, at its option, may certify to the Escrow Agent, ICN and the Partnership, the amount of the Escrowed Funds which is sufficient, when added to the


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     Receipts, to provide the Purchaser with the Rate of Return on the number of
     Purchaser Units, considered in the order of purchase, which is a multiple of ten (10) and is closest to, but not greater than, the Monthly Number (the "Monthly Satisfied Units") and direct the Escrow Agent to release such amount to the Purchaser. Upon receipt of such certification and direction from the Purchaser, the Escrow Agent shall release such amount of the Escrowed Funds to the Purchaser, and any Escrowed Funds then remaining in the Escrow Account shall continue to be held in the Escrow Account; provided, however, that if any Monthly Number is ten (10) or more and the Purchaser does not provide such certification and direction to the Escrow Agent within thirty (30) days after receipt of the Monthly Balance Notice applicable thereto, then the Escrow Agent shall release all of the Escrowed Funds to ICN, and the Escrow Account shall be closed. Each month after the Purchaser owns less than ten (10) Purchaser Units, if the Monthly Number is less than one (1), the Escrowed Funds shall remain in the Escrow Account. If the Monthly Number is one (1) or more, the Purchaser shall so certify to the Escrow Agent, ICN and the Partnership, and the Purchaser, at its option, may certify to the Escrow Agent, ICN and the Partnership, the amount of the Escrowed Funds which is sufficient, when added to the Receipts, to provide the Purchaser with the Rate of Return on the number of Purchaser Units, considered in the order of purchase, which is the largest whole number that is not greater than the Monthly Number (the "Additional Monthly Satisfied Units") and direct the Escrow Agent to release such amount to the Purchaser. Upon receipt of such certification and direction from the Purchaser, the Escrow Agent shall release such amount of the Escrowed Funds to the Purchaser, and any Escrowed Funds then remaining in the Escrow Account shall continue to be held in the Escrow Account; provided, however, that if any Monthly Number is one (1) or more and the Purchaser does not provide such certification and direction to the Escrow Agent within thirty (30) days after receipt of the Monthly Notice applicable thereto, then the Escrow Agent shall release all Escrowed Funds to ICN, and the Escrow Account shall be closed.

          (d) Rate of Return Provided. The Purchaser shall notify the Escrow Agent at such time as the Purchaser has been provided with the Rate of Return on its investment in all of the First Purchaser Units and the Rate of Return on its investment in all of the Additional Purchaser Units, and upon receipt of such notification the Escrow Agent shall release any amounts remaining in the Escrow Account to ICN, and shall close the Escrow Account.

          (e) Notification of Deposits. Simultaneously with the making of each deposit into the Escrow Account pursuant to Paragraphs 1 or 5(c) above, the Partnership or ICN, as the case may be, shall notify the Purchaser in writing of the amount thereof, and shall also notify the Purchaser in writing of the estimated Tax Amount subtracted from the amount of the applicable Distribution prior to making each such deposit.

          (f) Tax Amount Adjustments. On or prior to April 15 of each year, (i) if the actual Tax Amount for the preceding year is less than the estimated Tax Amount subtracted from the amount of the applicable Distributions pursuant to Paragraphs 1 and/or 5(c) above during the preceding year, ICN and the Shareholders shall certify to the Purchaser the amount of such difference (and attach to such certification a copy of ICN's Form 1120S and Schedule K thereto for such year) and shall deposit the amount of such difference into the Escrow Account, and (ii) if the actual Tax Amount for


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     the preceding year is greater than the estimated Tax Amount subtracted from the amount of the applicable Distributions pursuant to Paragraphs 1 and/or 5(c) above during the preceding year, ICN and the Shareholders may certify to the Purchaser and the Escrow Agent the amount of such difference (and attach to such certification to the Purchaser a copy of ICN's Form 1120S and Schedule K thereto for such year) and direct the Escrow Agent to release to ICN the amount of such difference. Upon receipt of such certification and direction from ICN and the Shareholders, the Escrow Agent shall release such amount to ICN.

          (g) Cessation of Escrow Deposits. The Partnership may cease making deposits into the Escrow Account at such time, if any, as (i) on or prior to December 31, 1994, the sum of the balance of the Escrow Account plus the amount of the Receipts is equal to or greater than Five Million Dollars ($5,000,000), (ii) on or prior to December 31, 1995, the sum of the balance of the Escrow Account plus the amount of the Receipts is equal to or greater than Five Million Two Hundred Thousand Dollars ($5,200,000), or
     (iii) on or prior to December 31, 1996, the sum of the balance of the Escrow Account plus the amount of the Receipts is equal to or greater than Five Million Four Hundred Thousand Dollars ($5,400,000).

6.       Escrow Agent.

          (a) The Escrow Agent agrees to act as escrow agent hereunder and to hold, safeguard and disburse the Escrow Funds in accordance with the terms hereof, but the Escrow Agent does not undertake hereby to perform any duties which are not expressly set forth herein.

          (b) The Escrow Agent may rely and shall be protected in acting upon any written notice, certification or direction furnished to it in accordance with this Agreement and reasonably believed by it to be genuine and to have been signed or presented by the proper party.

          (c) The Escrow Agent shall not be liable for any action taken by it in good faith and reasonably believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall be protected with respect to any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

          (d) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date not less than thirty (30) days from the date of such notice upon which such resignation shall take effect, whereupon a successor Escrow Agent shall be appointed by the Purchaser.

          (e) In the event of a dispute among the parties as to the proper disposition of the Escrowed Funds, the Escrow Agent, at its option, shall have the right to do either or both of the following: (i) decline to release any of the Escrowed Funds until it is satisfied, in its discretion, that such dispute has been resolved or (ii) deliver the Escrowed Funds into the Court of Common Pleas for Hamilton County, Ohio or the Federal District Court located in Hamilton County, Ohio and thereupon be relieved of further responsibility with respect to the Escrowed Funds.




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
          (f) The Escrow Agent shall be entitled to a fee in the amount of Two Hundred Fifty Dollars ($250.00) per year and Fifty Dollars ($50.00) per release by the Escrow Agent of Funds from the Escrow Account as compensation for the services to be rendered by it hereunder and shall also be entitled to reimbursement for all losses, liabilities or expenses, including reasonable attorneys' fees, incurred by it without gross negligence or bad faith on its part, arising out of or in connection with its entering into this Agreement or carrying out its duties hereunder. Any such compensation and reimbursement to which the Escrow Agent is entitled shall be the responsibility of ICN, and the Purchaser shall have no responsibility or liability therefor.

          (g) This Agreement expressly sets forth all of the duties of the Escrow Agent with respect to any and all matters pertinent hereto. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement.

7.       Miscellaneous.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

          (c) This Agreement cannot be modified or amended except by a writing signed by all of the parties hereto.

          (d) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of personal delivery, or of deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, or of delivery to a nationally recognized overnight courier service with arrangements made by the sender for payment thereof, addressed to the parties at the following addresses or such other address as any party has notified the others as provided herein:

In case of the Purchaser:
         Blue Chip/Datalinc Corporation
         221 East Fourth Street
         Cincinnati, Ohio 45202
         Attention:  Z. David Patterson

         with a copy to:

         Blue Chip Capital Fund
         Limited Partnership
         221 East Fourth Street
         Cincinnati, Ohio 45202
         Attention: Z. David Patterson


In case of ICN:
         Integrated Communication Networks, Inc.
         1641 Commerce Avenue North
         St. Petersburg, Florida 33716
         Attention: John F. Kolenda

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
In case of the Partnership:
         Datalinc, Ltd.
         1641 Commerce Avenue North
         St. Petersburg, Florida 33716
         Attention: John F. Kolenda

In case of Kolenda:
         John F. Kolenda
         1641 Commerce Avenue North
         St. Petersburg, Florida 33716

In case of Gianinni:
         Mark J. Gianinni
         1641 Commerce Avenue North
         St. Petersburg, Florida 33716

In case of the Escrow Agent:
         Star Bank, National Association
         Mail Location 5125
         425 Walnut Street
         Cincinnati, Ohio 45202
         Attention: Susan Spiess

               (e) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (g)  The  headings  of  paragraphs  and   subparagraphs  of  this
          Agreement are included for convenience of reference only and shall not be considered in construing any provisions contained therein.




















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     IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the date set forth above.

         BLUE CHIP/DATALINC CORPORATION

         By:_____________________________
         Title:

         INTEGRATED COMMUNICATIONS NETWORKS, INC.

         By:_____________________________
         Title:

         DATALINC, LTD.

         By: Integrated Communications Networks, Inc.

         By: ____________________________
         Title:


         STAR BANK, NATIONAL ASSOCIATION

         By: ____________________________
        Title:

































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